Exhibit 99.1

CBAK Energy Reports Fourth Quarter and Full Year 2023 Unaudited Financial Results

DALIAN, China, March 15, 2024 /PRNewswire/ -- CBAK Energy Technology, Inc. (NASDAQ: CBAT) (“CBAK Energy,” or the “Company”) a leading lithium-ion battery manufacturer and electric energy solution provider in China, today reported its unaudited financial results for the fourth quarter and full year ended December 31, 2023.

Fourth Quarter of 2023 Financial Highlights

●	Net revenues from sales of batteries were $36.8 million, an increase of 30.9% from $28.1 million in the same period of 2022.

-	Net revenues from batteries used in light electric vehicles were $1.4 million, a decrease of 69.5% from $4.5 million in the same period of 2022.

-	Net revenues from batteries used in electric vehicles were $0.5 million, a decrease of 88.8% from $4.7 million in the same period of 2022.

-	Net revenues from residential energy supply & uninterruptible supplies were $35.0 million, an increase of 84.3% from $19.0 million in the same period of 2022.

●	Gross margin for the battery business was 36.0%, an increase of 27.7 percentage points from 8.3% in the same period of 2022.

●	Net income from the battery business was $6.6 million, compared to a net loss of $6.4 million in the same period of 2022.

Full Year of 2023 Financial Highlights

●	Net revenues from sales of batteries were $133.0 million, an increase of 40.4% from $94.7 million in 2022.

-	Net revenues from batteries used in light electric vehicles were $5.6 million, a decrease of 12.6% from $6.4 million in 2022.

-	Net revenues from batteries used in electric vehicles were $2.9 million, a decrease of 38.6% from $4.7 million in 2022.

-	Net revenues from residential energy supply & uninterruptible supplies were $124.5 million, an increase of 48.9% from $83.6 million in 2022.

●	Gross margin for the battery business was 23.8%, an increase of 14.9 percentage points from 8.9% in 2022.

●	Net income for the battery business was $13.4 million, compared to a net loss of $7.8 million in 2022.

Yunfei Li, Chairman and Chief Executive Officer of the Company, commented, “We are delighted to announce a strong performance in the fourth quarter of 2023, concluding the year on a positive note. Our primary battery business sustained its growth trajectory from the previous quarter, supported by ongoing orders from key clients, including the Viessmann Group, one of Europe’s largest battery manufacturers, Anker Innovations, NSURE Energy, PowerOAK (the parent company of BlueTTI), and Hello Tech (the parent company of Jackery). This steady influx of orders propelled a consistent increase in both sales and profits for our battery business. While economic challenges resulted in reduced orders and lower gross margins for our competitors, we experienced high product demand at our Dalian facilities, outpacing supply. In response, we secured a new facility in Shangqiu city, Henan province, China to address our clients’ urgent needs. Notably, our battery business achieved a record-high gross margin last quarter. With our solid foundation across products and orders, enhanced visibility, and growing recognition in global markets, we are poised to expand our core businesses and attract more esteemed clients in the coming years to fuel our continued growth.”

Jiewei Li, Chief Financial Officer and Secretary of the Board of the Company, added, “We closed the year with robust fourth quarter financial results from our battery business, achieving a 30.9% increase in net revenues and positive net income for the second consecutive quarter. As of December 31, 2023, our Dalian and Nanjing lithium production facilities had no outstanding secured bank loans. We believe that our solid fundamentals will continue to serve as a strong foundation for our business. Looking ahead to 2024, we are confident in our growth trajectory and project another year of net income for our battery business. We will share detailed net income guidance at an appropriate time.”

Fourth Quarter of 2023 Financial Results

Net revenues1 were $56.2 million, representing an increase of 3.2% compared to $54.5 million in the same period of 2022. This increase was primarily attributable to an increase in revenue from the Company’s battery business, partially offset by a decrease in sales from Hitrans, which was affected by the slowdown in the raw materials market.

Among these revenues, detailed revenues from our battery business are:

Battery Business	2022 Fourth Quarter	2023 Fourth Quarter	% Change YoY
Net Revenues ($)	28,133,129	36,830,478	30.9
Gross Profits ($)	2,320,001	13,243,436	470.8
Gross Margin	8.3%	36.0%	-
Net Income/(loss) ($)	-6,353,106	6,622,297	-
Net Revenues from Battery Business on Applications ($)
Electric Vehicles	4,674,703	524,543	-88.8
Light Electric Vehicles	4,508,699	1,377,369	-69.5
Residential Energy Supply & Uninterruptable supplies	18,947,555	34,928,566	84.3
Total	28,130,957	36,830,478	30.9

[1]	Net revenues consist of the Company’s self-operated battery business and Hitrans, which was acquired in 2021, an independently managed raw materials business. Hitrans had a strong client base and higher revenues at the time of acquisition. Following the acquisition, the Company maintained Hitrans’ core management team and refrained from interfering in its day-to-day operations. The Company has no additional financial obligations to Hitrans, and its financial health will not significantly affect the financial standing of the Company’s battery business, as it is only reflected in the Company’s consolidated financial statements.

Cost of revenues was $43.5 million, representing a decrease of 14.2% from $50.7 million in the same period of 2022. The decrease in the cost of revenues corresponds to the Company’s higher gross profit from the battery business.

Gross profit was $12.7 million, representing an increase of 235.3% from $3.8 million in the same period of 2022. Gross margin was 22.6%, compared to 7.0% in the same period of 2022.

Total operating expenses were $18.6 million, representing an increase of 47.6% from $12.6 million in the same period of 2022.

●	Research and development expenses were $3.9 million, an increase of 48.4% from $2.6 million in the same period of 2022.

●	Sales and marketing expenses were $2.1 million, compared with $-0.4 million in the same period of 2022.

●	General and administrative expenses were $4.5 million, an increase of 40.6% from $3.2 million in the same period of 2022.

●	Provision for doubtful accounts was $0.74 million, compared to $0.76 million in the same period of 2022.

Operating loss amounted to $5.9 million, compared to an operating loss of $8.8 million in the same period of 2022.

Finance income, net amounted to $0.6 million, compared to $0.4 million in the same period of 2022.

Change in fair value of warrants was nil, compared to $1.01 million in the same period of 2022. The change in fair value of the warrants liability is mainly due to the share price movement.

Net loss attributable to shareholders of CBAK Energy was $4.8 million, compared to net loss attributable to shareholders of CBAK Energy of $10.7 million in the same period of 2022.

Net loss attributable to shareholders of CBAK Energy (after deducting the change in fair value of warrants) was $4.8 million, compared to a net loss of $11.7 million in the same period of 2022, mainly due to the weaker performance of Hitrans, which was affected by the slowdown in the raw materials market.

Full Year of 2023 Financial Results

Net revenues were $204.4 million, representing a decrease of 17.8% compared to $248.7 million in 2022. The decrease was primarily due to the decrease in sales from Hitrans, which was affected by the slowdown in the raw materials market.

Among these revenues, detailed revenues from our battery business are:

Battery Business	2022	2023	% Change YoY
Net Revenues ($)	94,715,189	132,993,518	40.4
Gross Profits ($)	8,382,142	31,580,168	276.8
Gross Margin	8.9%	23.8%	-
Net Income (Loss) ($)	-7,768,248	13,369,180	-
Net Revenues from Battery Business on Applications ($)
Electric Vehicles	4,694,694	2,883,385	-38.6
Light Electric Vehicles	6,415,277	5,607,435	-12.6
Residential Energy Supply & Uninterruptable supplies	83,603,046	124,502,698	48.9
Total	94,713,017	132,993,518	40.4

Cost of revenues was $172.7 million, representing a decrease of 25.1% from $230.6 million in 2022. The decrease in the cost of revenues was in line with the decrease of net revenues.

Gross profit was $31.7 million, representing an increase of 75.3% from $18.1 million in 2022. Gross margin was 15.5%, compared to 7.3% in 2022.

Total operating expenses were $39.0 million, representing an increase of 31.2% from $29.6 million in 2022.

●	Research and development expenses were $11.9 million, an increase of 12.2% from $10.6 million in 2022.

●	Sales and marketing expenses were $4.9 million, an increase of 144.2% from $2.0 million in 2022.

●	General and administrative expenses were $13.8 million, an increase of 41.6% from $9.7 million in 2022.

●	Provision for expected credit losses was $1.0 million, compared to $0.8 million in 2022.

Operating loss amounted to $7.3 million, compared to an operating loss of $11.5 million in 2022.

Finance income, net amounted to $0.4 million, compared to $0.5 million in 2022.

Change in fair value of warrants was $0.1 million, compared to $5.7 million in 2022. The change in fair value of the warrants liability is mainly due to the share price movement.

Net loss attributable to shareholders of CBAK Energy was $2.5 million, compared to net loss attributable to shareholders of CBAK Energy of $9.5 million in 2022.

Net loss attributable to shareholders of CBAK Energy (after deducting the change in fair value of warrants) was $2.6 million, compared to a net loss of $15.2 million in 2022, mainly due to the weaker performance of Hitrans, which was affected by the slowdown in the raw materials market.

Basic and diluted loss per share were both $0.03, compared to basic and diluted loss per share of $0.11 in 2022.

Conference Call

CBAK Energy’s management will host an earnings conference call at 8:00 AM U.S. Eastern Time on Friday, March 15, 2024 (8:00 PM Beijing/Hong Kong Time on March 15, 2024).

For participants who wish to join our call online, please visit:

https://edge.media-server.com/mmc/p/p4d96jix

Participants who plan to ask questions during the call will need to register at least 15 minutes prior to the scheduled call start time using the link provided below. Upon registration, participants will receive the conference call access information, including dial-in numbers, a unique pin, and an email with detailed instructions.

Participant Online Registration:

https://register.vevent.com/register/BId788502bb16b4e41b84b2528dbc6f135

Once completing the registration, please dial-in at least 10 minutes before the scheduled start time of the conference call and enter the personal pin as instructed to connect to the call.

A replay of the conference call may be accessed within seven days after the conclusion of the live call at the following website: https://edge.media-server.com/mmc/p/p4d96jix

The earnings release and the link for the replay are available at ir.cbak.com.cn.

About CBAK Energy

CBAK Energy Technology, Inc. (NASDAQ: CBAT) is a leading high-tech enterprise in China engaged in the development, manufacturing, and sales of new energy high power lithium and sodium batteries, as well as the production of raw materials for use in manufacturing high power lithium batteries. The applications of the Company’s products and solutions include electric vehicles, light electric vehicles, energy storage and other high-power applications. In January 2006, CBAK Energy became the first lithium battery manufacturer in China listed on the Nasdaq Stock Market. CBAK Energy has multiple operating subsidiaries in Dalian, Nanjing, Shaoxing and Shangqiu, as well as a large-scale R&D and production base in Dalian.

For more information, please visit ir.cbak.com.cn.

Safe Harbor Statement

This press release contains “forward-looking statements” that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Our actual results may differ materially or perhaps significantly from those discussed herein, or implied by, these forward-looking statements.

Any forward-looking statements contained in this press release are only estimates or predictions of future events based on information currently available to our management and management’s current beliefs about the potential outcome of future events. Whether these future events will occur as management anticipates, whether we will achieve our business objectives, and whether our revenues, operating results, or financial condition will improve in future periods are subject to numerous risks. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: significant legal and operational risks associated with having substantially all of our business operations in China, that the Chinese government may exercise significant oversight and discretion over the conduct of our business and may intervene in or influence our operations at any time, which could result in a material change in our operations and/or the value of our securities or could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless, the effects of the global Covid-19 pandemic or other health epidemics, changes in domestic and foreign laws, regulations and taxes, the volatility of the securities markets; and other risks including, but not limited to, the ability of the Company to meet its contractual obligations, the uncertain markets for the Company’s products and business, macroeconomic, technological, regulatory, or other factors affecting the profitability of our products and solutions that we discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K as well as in our other reports filed or furnished from time to time with the SEC. You should read these factors and the other cautionary statements made in this press release. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

For further inquiries, please contact:

In China:

CBAK Energy Technology, Inc.
Investor Relations Department
Phone: +86-18675423231
Email: ir@cbak.com.cn

Piacente Financial Communications
Ms. Hui Fan
Tel: +86-10-6508-0677
Email: CBAK@thepiacentegroup.com

In the United States:

Piacente Financial Communications

Ms. Brandi Piacente
Tel: +1-212-481-2050
Email: CBAK@thepiacentegroup.com

CBAK Energy Technology, Inc. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

As of December 31, 2022 and 2023

(In US$ except for number of shares)

	December 31, 2022	December 31, 2023
Assets
Current assets
Cash and cash equivalents	$6,519,212	$4,643,267
Pledged deposits	30,836,864	54,179,549
Trade and bills receivable, net	27,413,575	28,653,047
Inventories	49,446,291	33,413,422
Prepayments and other receivables	5,915,080	7,459,254
Receivables from former subsidiary	5,518,052	74,946
Income tax recoverable	57,934	-
Total current assets	125,707,008	128,423,485
Property, plant and equipment, net	90,004,527	91,628,832
Construction in progress	9,954,202	37,797,862
Long-term investments, net	945,237	2,565,005
Prepaid land use rights	12,361,163	11,712,704
Intangible assets, net	1,309,058	841,360
Deposit paid for acquisition of long-term investments	-	7,101,492
Operating lease right-of-use assets, net	1,264,560	1,084,520
Deferred tax assets, net	2,486,979	-
Total assets	$244,032,734	$281,155,260
Liabilities
Current liabilities
Trade and bills payable	$67,491,435	82,429,575
Short-term bank borrowings	14,907,875	32,587,676
Other short-term loans	689,096	339,552
Accrued expenses and other payables	25,605,661	41,992,540
Payable to a former subsidiary, net	358,067	411,111
Deferred government grants, current	1,299,715	375,375
Product warranty provisions	26,215	23,870
Warrants liability	136,000	-
Operating lease liability, current	575,496	691,992
Finance lease liability, current	844,297	1,643,864

Total current liabilities	111,933,857	160,495,555

Deferred government grants, non-current	5,577,020	6,203,488
Product warranty provisions	450,613	522,574
Operating lease liability, non-current	607,222	475,302
Accrued expenses and other payables, non-current	1,085,525	-
Total liabilities	119,654,237	167,696,919
Commitments and contingencies

Shareholders’ equity
Common stock $0.001 par value; 500,000,000 authorized; 89,135,064 issued and 88,990,858 outstanding as of December 31, 2022; and 90,063,396 issued and 89,919,190 outstanding as of December 31, 2023	89,135	90,063
Donated shares	14,101,689	14,101,689
Additional paid-in capital	246,240,998	247,465,817
Statutory reserves	1,230,511	1,230,511
Accumulated deficit	(131,946,705)	(134,395,762)
Accumulated other comprehensive loss	(8,153,644)	(11,601,403)
	121,561,984	116,890,915
Less: Treasury shares	(4,066,610)	(4,066,610)
Total shareholders’ equity	117,495,374	112,824,305
Non-controlling interests	6,883,123	634,036
Total equity	124,378,497	113,458,341
Total liabilities and shareholder’s equity	$244,032,734	$281,155,260

CBAK Energy Technology, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)

For the years ended December 31, 2022 and 2023

(In US$ except for number of shares)

	Year ended	Year ended
	December 31, 2022	December 31, 2023
Net revenues	$248,725,485	$204,438,365
Cost of revenues	(230,630,161)	(172,714,042)
Gross profit	18,095,324	31,724,323
Operating expenses:
Research and development expenses	(10,635,486)	(11,928,070)
Sales and marketing expenses	(2,007,812)	(4,903,926)
General and administrative expenses	(9,737,711)	(13,789,108)
Impairment charge on long-lived assets	(4,831,708)	(7,070,236)
Impairment charge on goodwill	(1,556,078)	-
Provision for expected credit losses and bad debts written off	(831,132)	(1,284,795)
Total operating expenses	(29,599,927)	(38,976,135)
Operating loss	(11,504,603)	(7,251,812)
Finance income, net	491,060	432,900
Other (expenses) income, net	(7,252,475)	3,023,238
Impairment charges on equity investee	-	(2,366,080)
Share of loss of equity investee	-	(27,428)
Changes in fair value of warrants liability	5,710,000	136,000
Loss before income tax	(12,556,018)	(6,053,182)
Income tax credit (expenses), net	1,228,207	(2,486,145)
Net loss	(11,327,811)	(8,539,327)
Less: Net loss attributable to non-controlling interests	1,879,365	7,522,337
Net loss attributable to shareholders of CBAK Energy Technology, Inc.	$(9,448,446)	$(1,016,990)

Net loss	(11,327,811)	(8,539,327)
Other comprehensive loss
– Foreign currency translation adjustment	(11,189,175)	(3,606,576)
Comprehensive loss	(22,516,986)	(12,145,903)
Less: Comprehensive loss attributable to non-controlling interests	2,425,879	7,759,779
Comprehensive loss attributable to CBAK Energy Technology, Inc.	$(20,091,107)	$(4,386,124)

Loss per share
– Basic	$(0.11)	$(0.03)
– Diluted	$(0.11)	$(0.03)

Weighted average number of shares of common stock:
– Basic	88,927,671	89,252,085
– Diluted	88,927,671	89,252,085